Exhibit 99.1

News Release

	Contact:	Tim Paynter (Media)
703-280-2720 (office)
timothy.paynter@ngc.com

	Contact:	Todd Ernst (Investors)
703-280-4535 (office)
todd.ernst@ngc.com

Northrop Grumman to Sell Federal IT and Mission Support Business to Veritas Capital for $3.4 Billion

Divestiture strengthens Northrop Grumman's focus on growing core businesses and creates value through portfolio management

FALLS CHURCH, Va. – Dec. 7, 2020 – Northrop Grumman Corporation (NYSE: NOC) and Veritas Capital, today announced that Peraton, an affiliate of Veritas, has signed a definitive agreement to acquire Northrop Grumman's federal IT and mission support services business for $3.4 billion in cash. The transaction is expected to close in the first half of 2021, subject to regulatory approvals and customary closing conditions.

In 2020, this Northrop Grumman business, in aggregate, is expected to generate approximately $2.3 billion in revenue.

"This divesture allows us to drive value and reflects our strategy of focus on growing core businesses where technology and innovation are the key differentiators," said Kathy Warden, chairman, chief executive officer and president, Northrop Grumman. "We expect to create compelling value to our shareholders through this transaction and execution of our capital allocation strategy."

Northrop Grumman expects to use the sale proceeds primarily for share repurchases, to offset dilution from the transaction, and for debt retirement.

On closing, Veritas expects to combine the Northrop Grumman business with Peraton, a Veritas portfolio company that provides mission critical technology solutions to government customers.

Northrop Grumman Corporation
2980 Fairview Park Drive Falls Church, VA 22042-4511
news.northropgrumman.com

Northrop Grumman solves the toughest problems in space, aeronautics, defense and cyberspace to meet the ever evolving needs of our customers worldwide. Our 90,000 employees define possible every day using science, technology and engineering to create and deliver advanced systems, products and services.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this press release contain or may contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “anticipate,” “intend,” “may,” “could,” “should,” “plan,” “project,” “forecast,” “believe,” “estimate,” “guidance,” “outlook,” “trends,” “goals” and similar expressions generally identify these forward-looking statements. Forward-looking statements include, among other things, statements relating to the future financial condition and results of operations of the federal IT and mission support services business, expected benefits of the proposed sale of the business and the timing of the proposed sale. Forward-looking statements are based upon assumptions, expectations, plans and projections that we believe to be reasonable when made, but which may change over time. These statements are not guarantees of future performance and inherently involve a wide range of risks and uncertainties that are difficult to predict. Specific risks that could cause actual results to differ materially from those expressed or implied in these forward-looking statements include, but are not limited to: those identified and discussed more fully in the section entitled “Risk Factors” in the Form 10-K for the year ended December 31, 2019, the section entitled “Risk Factors” in the Form 10-Q for the quarter ended March 31, 2020 and from time to time in our other filings with the Securities and Exchange Commission; the possibility that the conditions to closing the proposed sale may not be satisfied on a timely basis, or at all; the risk that the proposed sale may not achieve the expected benefits or that the sale proceeds will not be used for their intended purposes; the possibility of business disruption during the pendency of or following the proposed sale; the risk that management time may be diverted on sale-related issues; the reaction of customers and other third parties to the proposed sale and related transactions and post-closing arrangements; and other events or circumstances that could adversely impact the completion of the proposed sale and related transactions, including the ongoing COVID-19 pandemic and other industry, political or economic conditions outside of our control. You are urged to consider the limitations on, and risks associated with, forward-looking statements and not unduly rely on the accuracy of forward-looking statements. These forward-looking statements speak only as of the date when made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

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Northrop Grumman Corporation
2980 Fairview Park Drive Falls Church, VA 22042-4511
news.northropgrumman.com